SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2025 (July 29, 2025)

NEURALBASE AI LTD.
(Exact name of registrant as specified in its charter)

Nevada	000-33325	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

10409 Pacific Palisades Ave.

Las Vegas, NV 89144-1221

+1 727 314 3717

(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

__________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

NeuralBase AI Ltd.

Form 8-K

Current Report

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 29, 2025, NeuralBase AI Ltd. (the “Company”) entered into an Asset Purchase Agreement (the “APA”) with Ahmed Mohammed Zaheer Uddin (the “Seller”), pursuant to which the Company acquired certain proprietary artificial intelligence assets known as HeartEase – AI-Powered Early Detection of Heart Abnormalities (the “Acquired Assets”).  Pursuant to the APA, the Company agreed to purchase the Acquired Assets in exchange for: (i) 1,000,000 shares of the Company’s Series A Preferred Stock, issued to the Seller at Closing; and (ii) a cash payment of $100,000 USD, payable no later than September 15, 2025. The APA contains customary representations, warranties, covenants, indemnification provisions, and closing conditions. The Acquired Assets, described in detail in Schedule 1.1 to the APA, include software, AI models, training datasets, intellectual property, and related materials comprising the HeartEase platform.

In connection with the transaction, the Company also entered into a separate Asset Transfer Agreement (the “ATA”) to effectuate the transfer and assignment of the Acquired Assets. The foregoing description of the APA and the ATA does not purport to be complete and is qualified in its entirety by reference to the full text of the APA and ATA, copies of which are attached as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

As described in Item 1.01, on July 29, 2025, the Company issued 1,000,000 shares of its Series A Preferred Stock to the Seller as part of the consideration under the APA. These shares were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder, as a transaction not involving a public offering.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
10.1	Asset Purchase Agreement dated July 29, 2025 by and between NeuralBase AI Ltd. and Ahmed Mohammed Zaheer Uddin (including Schedule 1.1)
10.2	Asset Transfer Agreement dated July 29, 2025 by and between NeuralBase AI Ltd. and Ahmed Mohammed Zaheer Uddin
104	Cover Page Interactive Date File (Embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NeuralBase AI Ltd.

Dated: July 30, 2025	/s/ Vighnesh Dobale
	By:	Vighnesh Dobale
	Its:	Chief Executive Officer

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